UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  February 25, 2020

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

Settlement of Derivative Litigation

On February 24, 2020, DPW Holdings, Inc., a Delaware corporation (the “Company”), entered into a definitive settlement agreement (the “Settlement Agreement”) that is intended to settle the previously disclosed derivative litigation captioned Ethan Young and Greg Young, Derivatively on Behalf of Nominal Defendant, DPW Holdings, Inc. v. Milton C. Ault, III, Amos Kohn, William B. Horne, Jeff Bentz, Mordechai Rosenberg, Robert O. Smith, and Kristine Ault and DPW Holdings, Inc., as the nominal defendant (Case No. 18-cv-6587) (as amended on March 11, 2019, the “Amended Complaint”) against the Company and certain of its officers and directors pending in the United States District Court for the Central District of California (the “Court”). As previously disclosed, the Amended Complaint alleges violations including breaches of fiduciary duties and unjust enrichment claims based on the previously pled transactions. The derivative litigation is more fully described in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2019.

Under the terms of the settlement agreement, the Company’s Board of Directors (the “Board”) shall adopt and/or maintain resolutions and amendments to committee charters and/or the Company’s bylaws within thirty (30) days of issuance of an Order and Final Judgment entered by the Court approving the settlement (the “Order”) to ensure adherence to certain corporate governance policies (collectively, the “Reform(s)”), which shall remain in effect for no less than five (5) years, subject to any of the following: (a) a determination by a majority of the independent directors that the Reform is no longer in the best interest of the Company, including, but not limited to, due to circumstances making the Reform no longer applicable, feasible, or available on commercially reasonable terms, or (b) modifications which the Company reasonably believes are required by applicable law or regulation.

In connection with the settlement agreement, the parties have agreed upon a payment of attorneys’ fees in the amount of $600,000.00 payable by the Company’s Director & Officer liability insurance.

The settlement agreement contains no admission of wrongdoing. The Company has always maintained and continues to believe that it did not engage in any wrongdoing or otherwise commit any violation of federal or state securities laws or other laws.

Pursuant to the settlement agreement, the Company and certain of its officers and directors will be released from the claims that were asserted or could have been asserted in the Amended Complaint by the plaintiffs therein. The settlement is subject to the implementation of certain Reforms, including, among others, (i) the resignation of a current director and the appointment of two (2) new independent directors to the Board and the Company’s three-member Nomination and Governance Committee (the “Governance Committee”), one of whom shall also be appointed to the Company’s three-member Audit Committee as an audit committee financial expert (the “Expert”) as such term is defined by the Securities and Exchange Commission (the “Commission”), (ii) certain amendments to the Company’s bylaws setting forth the composition of its directors and requirements of an independent director, (iii) the creation of a policy for related party transactions to be administered by the Company’s Governance Committee, (iv) certain amendments to the Audit Committee Charter, (v) the adoption of a written policy protecting whistleblowers, and (vi) within six (6) months of the Order, a resolution by the Board adopting a clawback policy for accounting restatements to financial statements included in a quarterly or annual report filed with the Commission. In addition, the settlement is subject to the preliminary and final Court approval, funding of the $600,000 in cash by the Company’s insurance carrier, and other customary closing conditions. There can be no assurance that the settlement will be finalized and approved by the Court and, even if approved, whether the conditions to closing will be satisfied, and the actual outcome of this matter may differ materially from the terms of the settlement described herein.

All other litigation described in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2019, remains pending and the Company continues to vigorously defend against the allegations in those actions, but there can be no assurance that the defenses will be successful.

ITEM 7.01	REGULATION FD DISCLOSURE

On February 25, 2020, the Company issued a press release announcing the Company’s entry into the Settlement Agreement, a copy of which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Where You Can Find Additional Information

Investors and security holders will be able to obtain documents filed with the Securities and Exchange Commission free of charge at the Commission’s website, www.sec.gov.  Security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exhibit No.	Description

99.1	Press Release issued on February 25, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: February 25, 2020	/s/ Henry Nisser Henry Nisser Executive Vice President and General Counsel